UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 27, 2006
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ford Motor Credit Company ("Ford Credit") hereby incorporates by reference Ford Motor Company's news release dated November 27, 2006 regarding Ford Motor Company's plans for debt financing, a copy of which is attached hereto as Exhibit 99.1. Ford Credit hereby also incorporates by reference Items 2 and 4 of Part I and Items 1, 2 and 5 of Part II of Ford Motor Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2006, and Items 2, 3 and 4 of Part I and Items 1, 2, 4 and 5 of Part II of Ford Motor Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2006.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	Ford Motor Company's News Release dated November 27, 2006	Filed with this Report

Exhibit 99.2	Items 2 and 4 of Part I and Items 1, 2 and 5 of Part II of Ford Motor Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2006	Incorporated herein by reference to Ford Motor Company's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2006. File No. 1-3950.

Exhibit 99.3	Items 2, 3 and 4 of Part I and Items 1, 2, 4 and 5 of Part II of Ford Motor Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2006	Incorporated herein by reference to Ford Motor Company's Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2006. File No. 1-3950.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)

Date: November 28, 2006	By:	/s/	C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary